UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3255

Panorama Series Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 9/30/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS September 30, 2013 / Unaudited

	Shares	Value

Common Stocks—96.9%

Consumer Discretionary—19.2%

Automobiles—1.1%
Bayerische Motoren Werke (BMW) AG	52,570	$5,651,530

Diversified Consumer Services—1.7%
Benesse Holdings, Inc.	114,125	4,152,929

Dignity plc	207,540	4,873,334

		9,026,263

Hotels, Restaurants & Leisure—3.4%
Carnival Corp.	168,900	5,512,896

Domino’s Pizza Group plc	602,535	5,697,994

William Hill plc	1,010,184	6,580,466

		17,791,356

Household Durables—1.0%
SEB SA	61,860	5,424,600

Internet & Catalog Retail—2.1%
Ctrip.com International Ltd., ADR[1]	92,650	5,413,539

Yoox SpA[1]	169,171	5,809,085

		11,222,624

Leisure Equipment & Products—0.1%
Nintendo Co. Ltd.	4,900	556,799

Media—1.9%
Grupo Televisa SAB, Sponsored ADR	47,080	1,315,886

Liberty Global plc, Cl. A1	21,642	1,717,293

Liberty Global plc, Series C1	16,564	1,249,422

SES, FDR	172,050	4,924,458

Zee Entertainment Enterprises Ltd.	379,207	1,392,275

		10,599,334

Multiline Retail—0.9%
Dollarama, Inc.	62,854	5,108,013

Specialty Retail—1.4%
Industria de Diseno Textil SA (Inditex)	48,419	7,482,106

Textiles, Apparel & Luxury Goods—5.6%
Burberry Group plc	160,293	4,244,905

Cie Financiere Richemont SA	43,725	4,369,746

Kering	29,400	6,591,928

Luxottica Group SpA	76,035	4,044,598

LVMH Moet Hennessy Louis Vuitton SA	32,830	6,470,277

Swatch Group AG (The)	6,171	3,980,920

		29,702,374

	Shares	Value

Consumer Staples—11.7%

Beverages—4.3%
C&C Group plc	543,741	$2,942,913

Diageo plc	207,124	6,581,700

Heineken NV	101,464	7,185,087

Pernod-Ricard SA	50,020	6,214,861

		22,924,561

Food & Staples Retailing—0.9%
CP ALL PCL	1,093,300	1,232,996

Shoppers Drug Mart Corp.	35,166	2,025,190

Woolworths Ltd.	53,600	1,750,829

		5,009,015

Food Products—4.5%
Aryzta AG1	114,069	7,624,751

Barry Callebaut AG1	5,797	5,817,184

DANONE SA	71,920	5,415,130

Unilever plc	139,512	5,388,186

		24,245,251

Household Products—1.0%
Reckitt Benckiser Group plc	70,441	5,154,459

Personal Products—0.3%
L’Oreal SA	8,720	1,498,136

Tobacco—0.7%
Swedish Match AB	98,197	3,466,234

Energy—5.1%

Energy Equipment & Services—2.6%
Hunting plc	36,370	470,078

Saipem SpA	162,198	3,526,826

Schoeller-Bleckmann Oilfield Equipment AG	36,298	4,294,580

Technip SA	45,940	5,396,036

		13,687,520

Oil, Gas & Consumable Fuels—2.5%
BG Group plc	291,600	5,574,322

Cairn Energy plc[1]	526,356	2,235,617

Koninklijke Vopak NV	93,320	5,343,324

		13,153,263

Financials—5.1%

Capital Markets—3.3%
BinckBank NV	171,978	1,576,011

ICAP plc	1,122,395	6,803,281

Tullett Prebon plc	485,206	2,719,621

UBS AG1	301,269	6,163,402

		17,262,315

Commercial Banks—0.7%
ICICI Bank Ltd., Sponsored ADR	115,085	3,507,791

Insurance—1.0%
Prudential plc	291,784	5,439,605

1    OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Thrifts & Mortgage Finance—0.1%
Housing Development Finance Corp. Ltd.	37,833	$457,690

Health Care—9.3%

Biotechnology—2.3%
CSL Ltd.	95,000	5,668,016

Grifols SA	162,179	6,660,026

		12,328,042

Health Care Equipment & Supplies—4.0%
DiaSorin SpA	124,192	5,351,213

Essilor International SA	47,460	5,106,108

Sonova Holding AG1	42,160	5,239,984

Straumann Holding AG	2,677	486,121

William Demant Holding[1]	52,760	4,875,554

		21,058,980

Health Care Providers & Services—1.1%
Sonic Healthcare Ltd.	382,858	5,783,432

Health Care Technology—0.3%
CompuGroup Medical AG	70,263	1,716,025

Ortivus AB, Cl. B1	46,201	38,461

		1,754,486

Life Sciences Tools & Services—0.0%
Tyrian Diagnostics Ltd.[1]	18,631,396	26,072

Pharmaceuticals—1.6%
Novogen Ltd.[1]	686,171	107,336

Roche Holding AG	31,425	8,477,135

		8,584,471

Industrials—19.6%

Aerospace & Defense—2.1%
Embraer SA	568,926	4,574,408

European Aeronautic Defence & Space Co.	89,970	5,734,630

Rolls-Royce Holdings plc[1]	41,600	749,706

		11,058,744

Commercial Services & Supplies—2.2%
Aggreko plc	169,115	4,392,740

Edenred	71,640	2,326,683

Prosegur Compania de Seguridad SA	865,935	5,062,363

		11,781,786

Construction & Engineering—2.9%
Koninklijke Boskalis Westminster NV	142,272	6,295,021

Leighton Holdings Ltd.	256,480	4,607,494

Outotec OYJ	63,407	870,232

	Shares	Value

Construction & Engineering (Continued)
Trevi Finanziaria Industriale SpA	406,077	$3,381,823

		15,154,570

Electrical Equipment—3.7%
ABB Ltd.[1]	228,841	5,406,061

Legrand SA	104,640	5,812,927

Nidec Corp.	38,200	3,163,296

Schneider Electric SA	64,830	5,485,449

		19,867,733

Machinery—4.1%
Aalberts Industries NV	317,559	8,463,354

Atlas Copco AB, Cl. A	180,961	5,301,327

FANUC Corp.	11,700	1,934,783

Weir Group plc (The)	150,314	5,672,219

		21,371,683

Professional Services—1.1%
Experian plc	318,588	6,068,195

Trading Companies & Distributors—3.5%
Brenntag AG	36,797	6,128,146

Bunzl plc	349,632	7,570,104

Wolseley plc	92,354	4,781,606

		18,479,856

Information Technology—16.8%

Communications Equipment—1.4%
Telefonaktiebolaget LM Ericsson, Cl. B	579,393	7,717,066

Computers & Peripherals—1.2%
Gemalto NV	57,384	6,163,742

Electronic Equipment, Instruments, & Components—2.9%
Hoya Corp.	300,293	7,113,620

Keyence Corp.	17,006	6,477,406

Omron Corp.	58,786	2,127,483

		15,718,509

Internet Software & Services—3.4%
Telecity Group plc	349,620	4,698,912

United Internet AG	227,001	8,602,201

Yahoo Japan Corp.	846,100	4,817,624

		18,118,737

IT Services—1.5%
Amadeus IT Holding SA, Cl. A	212,100	7,527,054

Infosys Ltd.	16,685	802,230

		8,329,284

Semiconductors & Semiconductor Equipment—1.0%
ARM Holdings plc	338,310	5,416,560

Software—5.4%
Aveva Group plc	90,004	3,786,248

Dassault Systemes SA	42,950	5,738,534

Sage Group plc (The)	680,843	3,634,184

SAP AG	138,528	10,238,883

2    OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Software (Continued)
Temenos Group AG	214,651	$5,278,869

		28,676,718

Materials—4.7%

Chemicals—3.4%
Essentra plc	586,913	7,107,944

Orica Ltd.	30,284	566,893

Sika AG	1,910	5,568,249

Syngenta AG	12,650	5,168,192

		18,411,278

Construction Materials—1.3%
James Hardie Industries plc	701,300	6,988,305

Telecommunication Services—4.7%

Diversified Telecommunication Services—4.7%
BT Group plc	2,479,891	13,740,970

Inmarsat plc	509,870	5,857,233

Ziggo NV	134,684	5,456,578

		25,054,781

Utilities—0.7%

Energy Traders—0.7%
APR Energy plc	231,745	3,649,253

Total Common Stocks
(Cost $316,869,621)		515,933,122

	Units

Rights, Warrants and Certificates—0.0%
MEI Pharma, Inc. Wts.,
Strike Price $1.19, Exp. 5/10/17[1]	151,358	90,815

Tyrian Diagnostics Ltd.
Wts., Strike Price 0.012AUD, Exp. 12/20/13[1]	1,863,139	869

Total Rights, Warrants and Certificates (Cost $35,548)		91,684

	Shares

Investment Company—2.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $15,387,096)	15,387,096	15,387,096

Total Investments, at Value
(Cost $332,292,265)	99.8%	531,411,902

Assets in Excess of Other
Liabilities	0.2	1,154,681

Net Assets	100.0%	$532,566,583

3    OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

AUD	Australian Dollar

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares September 30, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	11,962,897	117,142,927	113,718,728	15,387,096

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$15,387,096	$12,966

3. Rate shown is the 7-day yield as of September 30, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$132,821,247	25.0%
France	66,405,127	12.5
Switzerland	63,580,614	12.0
Netherlands	46,217,747	8.7
Germany	32,336,785	6.1
Japan	30,343,940	5.7
Spain	26,731,549	5.0
United States	23,957,522	4.5
Italy	22,113,545	4.2
Australia	18,510,941	3.5
Sweden	16,523,088	3.1
Ireland	9,931,218	1.9
Canada	7,133,203	1.3
India	6,159,986	1.2
Jersey, Channel Islands	6,068,195	1.1
China	5,413,539	1.0
Denmark	4,875,554	0.9
Brazil	4,574,408	0.9
Austria	4,294,580	0.8
Thailand	1,232,996	0.2
Mexico	1,315,886	0.2
Finland	870,232	0.2

Total	$531,411,902	100.0%

4      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign

5    OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the

6    OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

7    OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

The table below categorizes amounts as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$20,317,049	$82,247,950	$—	$102,564,999
Consumer Staples	2,025,190	60,272,466	—	62,297,656
Energy	—	26,840,783	—	26,840,783
Financials	3,507,791	23,159,610	—	26,667,401
Health Care	—	49,535,483	—	49,535,483
Industrials	—	103,782,567	—	103,782,567
Information Technology	—	90,140,616	—	90,140,616
Materials	—	25,399,583	—	25,399,583
Telecommunication Services	—	25,054,781	—	25,054,781
Utilities	—	3,649,253	—	3,649,253
Rights, Warrants and Certificates	—	91,684	—	91,684
Investment Company	15,387,096	—	—	15,387,096

Total Assets	$41,237,126	$490,174,776	$—	$531,411,902

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Commons Stocks
Consumer Discretionary	$(11,192,438)	$11,192,438
Consumer Staples	(18,871,570)	18,871,570
Financials	(1,739,156)	1,739,156
Health Care	(6,780,332)	6,780,332
Industrials	(12,862,571)	12,862,571
Information Technology	(26,561,011)	26,561,011

Total Assets	$(78,007,078)	$78,007,078

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$339,051,945

Gross unrealized appreciation	$200,822,322
Gross unrealized depreciation	(8,462,365)

Net unrealized appreciation	$192,359,957

8    OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Panorama Series Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/11/2013